Exhibit 10.16.4
DATED 29 September 2003
BIWATER RETIREMENT AND SECURITY SCHEME
Deed of Alteration
changing the Main and ex-WCAPS Editions of the
Fifth Definitive Trust Deed and Rules with regard to the
inclusion of Cascal Services Limited as a “Water Company”
CMS Cameron McKenna LLP
Mitre House
160 Aldersgate Street
London EC1A 4DD
T+44(0)171 367 3000
F +44(0)171 367 2000
File Ref: 104585.00001
Doc.Ref: 20727405.01
CMS Cameron McKenna

THIS DEED OF ALTERATION is made the 29th day of September 2003
PARTIES
(1)	The Principal Employer

BIWATER PLC whose registered office is at Biwater House, Station Approach, Dorking, Surrey RH4 1TZ

(2)	The Trustees

TERENCE WILLIAM ALBERT BARKER of “the Willows”, 20 Holme Park, Upper Newbold, Chesterfield, Derbyshire S41 8XB NORMAN ERIC DODD of 5 Ashworth Avenue, Urmston, Manchester M41 8TH JOHN ERNEST ALFRED KERSLAKE of Ivy House, Stack Hills Road, Todmorden, OL14 5QW ANTHONY JOHN READ of 4 Hazlemere Drive, St Leonards, Ringwood, Hants and BARRY SHORT of 15 Rimbury Way, Christchurch, Dorset BH23 2RQ
RECITALS
(A)	This Deed is supplemental to two editions of a Fifth Definitive Trust Deed called the “Main Edition” made on 1 April 2003 and the “ex-WCAPS Edition” also made on 1 April 2003 but substituted by a replacement thereof dated 24 June 2003 (together called “the Trust Deeds”), both with Rules attached (together called “the Rules”) as subsequently amended which constitute the current provisions of the Biwater Retirement and Security Scheme (“the Scheme”)

(B)	In accordance with Clause 24 of the Trust Deeds, the Trustees may amend the provisions of the Rules with the consent of the Principal Employer at any time by deed

(C)	The Trustees are the present trustees of the Scheme

OPERATIVE PROVISIONS
The Trustees, with the consent of the Principal Employer, in exercise of the powers described in recital (B) above declare that with effect on and from 1st October 2003 in the definition of “Water Company” in Rule 1 of both the Main Edition and the ex-WCAPS Edition, the words “and Cascal Services Limited” shall be inserted after “BWHW” in the ex-WCAPS edition, and after “Bournemouth and West Hampshire Water Company PLC” in the Main Edition.
IN WITNESS of which the parties have executed this document as a deed on the date set out above.

EXECUTED as a deed on 13th August 2003
on behalf of BIWATER PLC by

Director		/s/ D.L. Magor

Secretary		/s/ Martin Robert Anthony Duffy

SIGNED AND DELIVERED as a Deed by
TERENCE WILLIAM ALBERT BARKER		/s/ T. Barker
in the presence of

Witness	C B Engle

Address	c/o Biwater Biwater House, Station Approach Surrey RH 4 1TZ

SIGNED AND DELIVERED as a Deed by
NORMAN ERIC DODD in the presence of		/s/ Norman Eric Dodd

Witness	C B Engle

Address	c/o Biwater Biwater House, Station Approach Surrey RH4 1TZ

SIGNED AND DELIVERED as a Deed by
JOHN ERNEST ALFRED KERSLAKE		/s/ John Ernest Alfred Kerslake
in the presence of

Witness	C B Engle

Address	c/o Biwater Biwater House, Station Approach Surrey RH4 1TZ

SIGNED AND DELIVERED as a Deed by
ANTHONY JOHN READ in the presence of		/s/ Anthony John Read

Witness	/s/ SIGNATURE ILLEGIBLE

Address	c/o Biwater Plc Station Approach Dorking Surrey RH4 1TZ

SIGNED AND DELIVERED as a Deed by
BARRY SHORT in the presence of		/s/ Barry Short

Witness	/s/ SIGNATURE ILLEGIBLE

Address	c/o Biwater Plc Station Approach Dorking Surrey RH4 1TZ